Filed Pursuant To Rule 433

Registration No. 333-278880

May 17, 2024

ETHE Type ETHE into your investment account today Symbol: ETHE For exposure to Ethereum, the second largest cryptocurrency* ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE For exposure to Ethereum, the second largest cryptocurrency* ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE ETHE The world’s largest Ethereum fund ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE For exposure to Ethereum, the second largest cryptocurrency* ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE ETHE The world’s largest Ethereum fund ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE ETHE The world’s largest Ethereum fund ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE For exposure to Ethereum, the second largest cryptocurrency* ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE ETHE The world’s largest Ethereum fund ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE For exposure to Ethereum, the second largest cryptocurrency* ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE ETHE The world’s largest Ethereum fund ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE ETHE The world’s largest Ethereum fund ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

ETHE Type ETHE into your investment account today Symbol: ETHE For exposure to Ethereum, the second largest cryptocurrency* ETHE Grayscale Ethereum Trust Invest now Grayscale Grayscale Ethereum Trust (“Trust”) filed a registration statement (including a prospectus) with the SEC for its offering to which this communication relates. Before you invest, you should read the prospectus in such registration statement and other documents the Trust has filed with the SEC for more complete information about such Trust and its offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, each Trust or any authorized participant will arrange to send you such prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902. Investing involves risk, including possible loss of principal. The Trust holds Ethereum; however, an investment in the Trust is not a direct investment in Ethereum.

Grayscale Ethereum Trust (ETHE) (the “Trust”) has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902.